                                                                     EXHIBIT 4.1

                            FORM OF STOCK CERTIFICATE

NUMBER                                                                            COMMON STOCK
CS                                                                                      SHARES

THIS CERTIFICATE IS TRANSFERABLE                    SEE REVERSE FOR CERTAIN DESIGNATIONS AND A
IN RIDGEFIELD PARK, NJ OR NEW YORK, NY                 STATEMENT AS TO THE RIGHTS, PREFERENCES
                                                         PRIVILEGES AND RESTRICTIONS OF SHARES


                                   Xcel Pharmaceuticals, Inc.

                                                                             CUSIP 98389M 10 6


                      INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT



IS THE OWNER OF


 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.0001 PAR VALUE PER SHARE, OF

                           Xcel Pharmaceuticals, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

                                                   COUNTERSIGNED AND REGISTERED:
                                                    MELLON INVESTOR SERVICES LLC
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

                                                        BY _____________________
                                                        AUTHORIZED SIGNATURE



WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                           Xcel Pharmaceuticals, Inc.
                                 Corporate Seal


---------------------------------                 ------------------------------
SECRETARY                                         PRESIDENT

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     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, as established, from time to time, by the Certificate of
Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the
Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
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
                                             UNIF GIFT MIN ACT--_______________Custodian_______________
                                                                (CUST)                  (Minor)
                                                                under Uniform Gifts to Minors
TEN COM - as tenants in common                                  Act____________________________________
TEN ENT - as tenants by the entireties                                          (State)
JT TEN  - as joint tenants with right of
          survivorship and not as tenants    UNIF TRF MIN ACT--_________________Custodian (until age___)
          in common                                            (Cust)
                                                               _________________under Uniform Transfers
                                                               (Minor)

                                                               to Minors Act___________________________
                                                                                      (State)

     Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ___________________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

___________________________________



________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

                                          ______________________________________
                                          THE SIGNATURE TO THIS ASSIGNMENT MUST
                                  NOTICE: CORRESPOND WITH THE NAME AS WRITTEN
                                          UPON THE FACE OF THE CERTIFICATE IN
                                          EVERY PARTICULAR, WITHOUT ALTERATION
                                          OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed

By _____________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.